                                  EXHIBIT 31.2

                                 CERTIFICATIONS

I, Cletus C. Glasener, certify that:

     1. I have reviewed  this annual report on Form 10-K of Collins  Industries,
Inc.;

     2. Based on my  knowledge,  this annual  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this annual report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information  included  in this annual  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4. The registrant's  other certifying  officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

          (a)  Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this annual report is being prepared;

          (b)  Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions   about  the   effectiveness   of  the  controls  and
               procedures,  as of the end of the period  covered by this  report based on such evaluation; and

          (c)  Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's most recent fiscal quarter (the registrant's  fourth fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

          (a)  All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

          (b)  Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

Date:  July 29, 2005                         /s/ Cletus C. Glasener
                                             --------------------------------------
                                             Cletus C. Glasener , Vice President of
                                             Finance and Chief Financial Officer